UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the  Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

INTERNATIONAL ALUMINUM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

INTERNATIONAL ALUMINUM CORPORATION

767 Monterey Pass Road

Monterey Park, California 91754

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 30, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of International Aluminum Corporation (the “Company”) will be held at the corporate offices of the Company at 767 Monterey Pass Road, Monterey Park, California, on Thursday, October 30, 2003 at 2:00 p.m., Pacific time, for the following purposes:

1.	To elect seven directors for the ensuing year and until their successors are elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending June 30, 2004.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 10, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

You are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, please promptly sign, date and mail the enclosed proxy in the accompanying envelope, which requires no postage. If you decide to attend the meeting and wish to vote your shares in person, you may revoke your proxy at that time. If you own your shares in “street name,” you must obtain a proxy form from the institution in whose name your shares are held in order to vote in person at the meeting.

Since a majority of the outstanding shares must be represented at the meeting in order to transact business, your promptness in returning the enclosed proxy will be appreciated. Shares represented by proxies received but marked as abstentions, and so-called broker non-votes, will be considered present at the meeting for purposes of determining the presence of a quorum.

By Order of the Board of Directors

David C. Treinen

President and Secretary

Monterey Park, California

September 19, 2003

INTERNATIONAL ALUMINUM CORPORATION

767 Monterey Pass Road

Monterey Park, California 91754

PROXY STATEMENT

To the Shareholders of

International Aluminum Corporation:

Your proxy, in the form enclosed, is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on October 30, 2003, and at any postponement or adjournment thereof, for the purposes described in the accompanying Notice of Annual Meeting and in this Proxy Statement.

It is anticipated that this Proxy Statement, together with the accompanying proxy, will first be mailed on or about September 26, 2003 to the Company’s shareholders.

Record Date and Outstanding Shares

Shareholders of record at the close of business on September 10, 2003 are entitled to receive notice of, and to vote at, the meeting. There were 4,244,794 shares of common stock outstanding as of the record date.

Quorum and Voting

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum for the transaction of business at the meeting.

Shareholders are entitled to one vote for each share of common stock held on the record date on each matter to be presented for consideration and action by the shareholders, except that shareholders may cumulate their votes as to the election of directors. Cumulative voting means that each shareholder may cast a total number of votes equal to seven (i.e., the number of directors to be elected at the meeting) multiplied by the number of shares owned by the shareholder as of the record date. This total number of votes may be cast for one nominee, may be divided equally among the seven nominees or may be divided among two or more of the nominees in any manner the shareholder chooses. A shareholder is entitled to cumulate votes, however, only with respect to nominees whose names are placed in nomination prior to voting and only if the shareholder, prior to the voting, gives notice of his intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes.

Except as to the election of directors, approval of the matters to be considered at the meeting will require the affirmative vote of a majority of the outstanding shares of common stock represented and voting at the meeting, provided that such shares constitute at least a majority of the required quorum for the meeting. As to the election of directors, nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected at the meeting.

Proxies

Unless revoked, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxy holders in accordance with the instructions specified in the enclosed proxy card. If no instruction is specified on a proxy with respect to any proposal to be acted upon, the shares represented by the proxy will be voted “FOR”:

•	the election of the seven herein named director nominees.

•	ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Company.

In the event that there should be cumulative voting in the election of directors, unless otherwise specifically instructed, the proxy holders intend to distribute the total number of votes represented by each proxy among the director nominees in such proportion as they see fit. Although the Company does not presently know of any other business to come before the meeting, if any other business should properly come before the meeting, the persons named in such proxies will vote thereon in accordance with their best judgment.

A shareholder executing and returning a proxy may revoke it at any time before it has been voted by:

•	giving written notice of revocation to the Secretary of the Company;

•	appearing in person and voting at the meeting; or

•	submitting to the Secretary of the Company a duly executed proxy bearing a later date.

Abstentions and Broker Non-Votes

Abstentions will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum for the transaction of business, and will have the same effect as a vote against Proposal 2. If a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, which is called a broker non-vote, those shares also will be counted for purposes of determining the presence of a quorum and have the same effect as a vote against Proposal 2. Abstentions and broker non-votes will not affect the outcome of the voting as to the election of directors.

PROPOSAL 1—ELECTION OF DIRECTORS

The By-Laws of the Company provide for seven directors. Each of the nominees has indicated his willingness to serve as a director if elected at the meeting. If any one or more of such nominees should for any reason be unavailable to serve, the proxy holders will vote for a substitute nominee at their discretion. Proxies received cannot be voted for a greater number of persons than the number of nominees named below.

Information about Nominees

The information below sets forth the names of all directors and nominees for director of the Company, all positions and offices held by each such person with the Company and a brief account of the principal business experience of each nominee. Each of the nominees is an incumbent director elected at the 2002 annual meeting of shareholders.

Cornelius C. Vanderstar.    Mr. Vanderstar has been Chairman of the Company’s Board of Directors since its inception in 1963 as the successor to an aluminum fabrication business which he founded in 1957. He has been responsible for the formation of the overall policy of the Company and its subsidiaries and prior to October, 1972, also served as President of the Company.

David C. Treinen.    Mr. Treinen has been employed by the Company or its subsidiaries since 1964 and an officer of the Company since October 1969. He served as Senior Vice President—Finance/Administration for 27 years prior to being elected President of the Company in June 2000. Mr. Treinen continues to serve as Secretary of the Company, a position he has held since February 1973.

John P. Cunningham.    Mr. Cunningham, retired Vice Chairman of the Board of Directors, was employed by the Company or its subsidiaries from 1959 through his retirement in June of 1999. He served as President of the Company from October of 1972 through November of 1998, prior to which he served as Vice President— Operations.

        Joel F. McIntyre.    Since August 1998, Mr. McIntyre has been engaged in the practice of business and corporation law with offices in Los Angeles County. From February 1993 through July 1998, Mr. McIntyre served as Managing Partner of McIntyre, Borges & Burns LLP and successor entities and from 1963 through 1993 he was an attorney with the law firm of Paul, Hastings, Janofsky and Walker. Mr. McIntyre, who is Chairman of the Board’s Compensation Committee and a member of the Audit Committee, received a B.A. degree from Stanford University in 1960 and a J.D. degree from the University of California, Los Angeles in 1963.

David M. Antonini.    Since 1984, Mr. Antonini has been a principal of White, Nelson & Co., a certified public accounting and consulting firm located in Anaheim, California. He is a member of the Tax Division of the American Institute of Certified Public Accountants and a member of the California Society of Certified Public Accountants. Mr. Antonini is Chairman of the Board’s Audit Committee and a member of the Compensation Committee. Mr. Antonini also holds an A.A. degree in Computer Science and a J. D. degree. He currently is Chairperson of White Nelson’s International Tax Group and its Mergers, Acquisitions and Dispositions Group. Prior to becoming a principal with White Nelson, he served as a Tax Manager with PricewaterhouseCoopers LLP.

Alexander L. Dean.    Mr. Dean is President of David Brooks Company, a manufacturer and distributor of ceramic planters located in Costa Mesa, California, a position which he has held for the last 13 years. Prior to joining the David Brooks Company, he served eight years as President of Builders Incorporated, a firm specializing in real estate development and apartment and commercial building management. Mr. Dean is a member of the Board’s Audit and Compensation Committees. He holds Masters degrees in Finance from Yale University and in Regional Planning from the University of North Carolina.

Ronald L. Rudy.    Mr. Rudy, employed by the Company since 1972, served in various sales and management positions with subsidiaries of the Company prior to being elected Vice President—Operations in September 1983. He was elevated to Senior Vice President—Operations in June 1995.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE ABOVE NAMED NOMINEES AS DIRECTORS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THEIR ELECTION UNLESS OTHERWISE INSTRUCTED.

Principal Security Holders

To the best of the Company’s knowledge, the following table sets forth, as of September 10, 2003, the names, addresses and share ownership of each person and entity, other than Cornelius C. Vanderstar (see “Security Ownership of Management”), believed to be the beneficial owner of more than 5% of the Company’s outstanding common stock. Except as otherwise noted, each of the named shareholders is believed to have sole voting and dispositive powers with respect to the shares listed below.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)		Percent
Dimensional Fund Advisors, Inc.	229,400	(4)	5.4%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

(1)	Based on information contained in the most recent Schedule 13D’s and 13G’s filed by such shareholders with the Securities and Exchange Commission and information provided by independent reporting services.

(2)	Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts, or “portfolios.” In its roles as investment advisor and manager, Dimensional possesses both voting and investment power over the securities that are owned by the portfolios. All of the shares shown are owned by the portfolios, and Dimensional disclaims beneficial ownership of such shares.

Security Ownership of Management

The following table lists, as of September 10, 2003, the names of all directors, nominees to serve as directors and executive officers of the Company, their ages, present positions, and the number and percentage of shares of common stock beneficially owned by each such person and by all directors, nominees to serve as directors and executive officers as a group. Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and dispositive power with respect to such shares. An asterisk denotes beneficial ownership of less than 1%.

Names	Age	Present Position(s)	Director Since	Shares Beneficially Owned(1)		Percent(1)
Cornelius C. Vanderstar(2)	88	Chairman and Chief Executive Officer	1963	1,720,700	(3)	40.5%

John P. Cunningham	71	Director	1963	146,606	(4)	3.5%

David C. Treinen	64	President and Secretary; Director	1993	47,715	(5)	1.1%

Joel F. McIntyre	64	Director	1980	—		*

David M. Antonini	51	Director	2000	—		*

Alexander L. Dean	58	Director	2000	300		*

Ronald L. Rudy	62	Senior Vice President—Operations	2001	25,757	(6)	*

Mitchell K. Fogelman	52	Senior Vice President—Finance		23,500	(7)

All executive officers, directors and director- nominees as a group (8 persons)				1,964,578	(8)	46.0%

(1)	Shares which may be acquired by a person or group within 60 days of September 10, 2003, upon the exercise of stock options (“Stock Option Shares”) are treated as outstanding for purposes of calculating the percentage ownership of such person or group, but are not treated as outstanding for purposes of calculating the percentage ownership of any other person.
(2)	Mr. Vanderstar’s mailing address is c/o of International Aluminum Corporation, P.O. Box 6, Monterey Park, California 91754.
(3)	The shares shown are held of record by the Vanderstar Family Trust, Cornelius C. and Marguerite D. Vanderstar, Trustees. Marguerite D. Vanderstar is Mr. Vanderstar’s wife, and, as a Trustee, also is deemed to beneficially own the shares shown.
(4)	The shares shown are held by the Cunningham Family Trust, Patricia M. Cunningham, Trustee. Patricia M. Cunningham is the wife of Mr. Cunningham, and, as a Trustee, also is deemed to beneficially own the shares shown.
(5)	Includes 37,715 shares held by the Treinen Family Trust, David C. and Susan M. Treinen, Trustees, and 10,000 Stock Option Shares. Susan M. Treinen is the wife of Mr. Treinen, and, as a Trustee, also is deemed to beneficially own the shares shown.
(6)	Includes 10,000 Stock Option Shares.
(7)	Includes 7,500 Stock Option Shares.
(8)	Includes 27,500 Stock Option Shares.

Other Executive Officers

The executive officer of the Company who is not a director or nominee for election as a director is:

Name	Age	Position
Mitchell K. Fogelman	52	Senior Vice President—Finance

Mr. Fogelman, elected to his present position in June 2000, has been employed by the Company since 1982. Prior to assuming his present position he served as Vice President—Controller.

THE BOARD OF DIRECTORS

The business affairs of the Company are managed by and under the direction of the Board of Directors, although the Board is not involved in day-to-day operations. The Board currently has an Audit Committee and a Compensation Committee, both of which consist entirely of non-employee directors. The Board does not have a Standing Nominating Committee. The Board in its entirety acts upon matters which would otherwise be the responsibility of such a committee.

Compensation of Directors

Directors who are full-time employees of the Company receive no additional compensation for services as a director. Non-employee directors receive an annual retainer of $18,000, paid quarterly, for serving as directors and $500 for each Board meeting attended and $500 for each committee meeting attended. In addition to meeting fees, Audit Committee members receive an annual retainer of $10,000 and the Committee chair receives an annual retainer of $14,000.

Audit Committee

The functions of the Audit Committee and its activities during fiscal 2003 are described below under the heading “Report of the Audit Committee.” Messrs. Antonini (Chairman), Dean and McIntyre served as Audit Committee members during fiscal 2003. The Board has confirmed that each member of the Audit Committee is “independent” within the meaning of the New York Stock Exchange’s rules governing audit committees. The Audit Committee functions pursuant to an Audit Committee Charter adopted by the Board of Directors in August 2003 effective September 1, 2003. The newly adopted charter replaced a previous charter which had been adopted during the fiscal year ended June 30, 2000. A copy of the Audit Committee Charter is set forth in Exhibit A to this Proxy Statement.

Compensation Committee

The function of the Compensation Committee is to make recommendations to the Board of Directors regarding remuneration arrangements for the executive officers of the Company, including the granting of stock options pursuant to the Company’s stock option plan. The Compensation Committee also reviews and makes recommendations with respect to participation of executive officers in the Company’s Annual Bonus Plan. Messrs. McIntyre (Chairman), Antonini and Dean served as Compensation Committee members during fiscal 2003.

2003 Board and Committee Meetings

During the fiscal year ended June 30, 2003, the Board held seven meetings including two meetings held by telephonic communication. The Audit Committee held four meetings during 2003 and the Compensation

Committee met once during the year. Each director attended at least 75% of the aggregate of (i) the total number of meeting of the Board held during the fiscal year, and (ii) the total number of meeting held by all committees of the Board on which he served.

Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board.

Section 16 Reporting

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that the Company’s directors, executive officers and any persons holding more than 10% of the Company’s common stock report their initial ownership and any subsequent changes in that ownership to the Securities Exchange Commission and to the New York Stock Exchange. Specific due dates for the required reports have been established and the Company is required to disclose in this proxy statement any failure to file by those dates. To the best of the Company’s knowledge, all filing requirements for fiscal 2003 were timely satisfied.

In making this disclosure, the Company has relied on a review of copies of forms furnished to the Company, discussions with those persons known to be subject to Section 16(a) reporting requirement and written representations that no other reports were required relating to fiscal 2003.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein:

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee is composed of three outside directors, each of whom is financially literate and able to understand fundamental financial statements. One of the Committee members has accounting-related financial management expertise. The Audit Committee met four times during fiscal 2003. The members of the Audit Committee are Messrs. Antonini (Chairman), Dean and McIntyre.

In connection with the Company’s consolidated financial statements for the fiscal year ended June 30, 2003, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management and with representatives of PricewaterhouseCoopers LLP, the Company’s independent accountants.

•	discussed with the Company’s independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

•	received from the Company’s independent accountants information regarding their independence as required by Independence Board Standard No. 1 (Independence Discussions with Audit Committees); and

•	discussed with the Company’s independent accountants their independence.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

David M. Antonini, Chairman

Alexander L. Dean

Joel F. McIntyre

AUDIT FEES

The aggregate audit fees billed or to be billed to the Company for the fiscal years ended June 30, 2003 and 2002 by PricewaterhouseCoopers LLP, its independent auditor, were $161,000 and $151,000, respectively. The Company paid no fees to its independent auditors during fiscal 2002 and 2003 for any other services, including audit-related services. Pursuant to its Charter, the Audit Committee pre-approves all non-audit services to be provided by the independent auditors.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein:

The compensation of the Chief Executive Officer (“CEO”) and the Company’s other senior executives is determined by the Board of Directors after receiving the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors. The Committee, which also has oversight responsibility for the incentive compensation plans for all of the Company’s executive employees, is a standing committee of the Board of Directors comprised entirely of independent directors. No member of the Committee is eligible to participate in any of the compensation plans or programs it administers.

Compensation Philosophy

The Company’s executive compensation philosophy, developed over the past decade, reflects the belief of the Board of Directors that the interests of executives should be closely aligned with those of the Company’s stockholders. As a consequence, substantially all awards of incentive bonuses and grants of stock options are tied to the attainment of results that benefit the Company and its stockholders. The Company’s compensation philosophy ensures that executives are motivated to improve the overall performance and profitability of the Company as well as the specific division or area of operations for which each individual executive is responsible.

Compensation Program

The Committee regularly reviews currently available information regarding the executive compensation programs of other companies that are operating in one or more of the Company’s markets, as well as a group of comparable manufacturing companies nationwide, to ensure that the Company’s plans and practices are competitive and appropriate in light of the Company’s performance and compensation philosophy. As discussed below, an executive officer’s compensation package is comprised of three principal components: (1) base salary; (2) annual incentives; and (3) stock options.

Base Salary.    The Company sets executive base salaries at the lower end of the average range of salaries paid by United States manufacturing companies with annual revenues comparable to the Company’s. The Company regularly reviews pay data available from third-party sources to determine if its base salary levels meet the Company’s objectives. A number of factors are considered in establishing base salary levels for Company executive officers including the executive’s recent performance, level of responsibility, years of service with the Company and overall competitiveness relative to comparable positions at other companies.

The CEO’s base salary for fiscal 2003 was $253,600, unchanged from the base salary set in July of 1998. The CEO’s base salary and the other elements of his compensation are determined in accordance with the policies previously described herein which are applicable to all the senior executives of the Company.

Annual Incentives.    Administrative employees of the Company and its subsidiaries, including the executive officers other than the CEO, may earn annual incentive compensation under the Company’s Annual Incentive Plan (“Plan”). Approximately 400 employees were eligible to participate in the Plan at fiscal year end. A participant’s incentive opportunity is based upon his or her tier level within the Plan. Tier incentive opportunity increases based upon an individual’s potential to affect operating profitability. The plan’s objective is to make a percentage of each such employee’s pay performance based.

Each year, the Board of Directors reviews with the Chief Operating Officer and other key management personnel the business plan for the ensuing year, following which the Board approves the plan with changes that the Board deems appropriate. Target income levels (income before interest and taxes) are developed based in part on competitive market data and on assessment of past and anticipated future performance. Awards for corporate employees are based on overall corporate performance. Awards to operating subsidiary employees are based on a combination of corporate, segment and subsidiary performance.

Under the Plan eligible executive officers may qualify to receive annual cash bonuses ranging from 20% to 60% of their base salaries. No bonuses were paid or accrued on behalf of executive officers for fiscal 2003.

Stock Options.    Stock options are granted to encourage and facilitate executive stock ownership and to underscore the importance of enhancing shareholder value over the long term. Incentive stock options are granted at 100% (and, in some instances, 110%) of the fair market value of the underlying stock on the date of grant, thus rewarding optionees only for appreciation in the Company’s common stock enjoyed by all Company stockholders. Nonstatutory stock options may be granted in certain circumstances at 80% or more of the fair market value of the underlying stock on the grant date. While all executives are eligible to receive stock options, participation in a grant, as well as the size and terms of the grants to participating executives, are contingent upon performance and overall level of compensation.

Joel F. McIntyre, Chairman

David M. Antonini

Alexander L. Dean

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

The Compensation Committee is comprised exclusively of directors who are not and have never been employees of the Company. No executive officer of the Company serves on the Compensation Committee or as a director of another company for which any member of the Compensation Committee serves as a director or executive officer.

EXECUTIVE COMPENSATION

The following table sets forth, on an accrual basis, all cash and non-cash compensation earned by or awarded to the Company’s Chief Executive Officer and its three other most highly compensated executive officers for all services rendered to the Company and its subsidiaries for the fiscal years indicated:

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation		Other Annual Compensation(2)
		Salary	Bonus(1)
Cornelius C. Vanderstar	2003	$253,600		$2,082
Chairman of the Board	2002	253,600		1,001
and Chief Executive Officer	2001	253,600		3,958

David C. Treinen	2003	250,000		1,075
President and Chief Operating Officer; Secretary	2002	250,000		993
	2001	238,000	$21,420	3,936

Ronald L. Rudy	2003	229,000		1,066
Senior Vice President-Operations	2002	229,000		984
	2001	218,000	19,620	3,900

Mitchell K. Fogelman	2003	191,000		1,010
Senior Vice President-Finance	2002	191,000		973
	2001	182,000	16,380	3,856

(1)	Represents amounts paid under the Company’s Managerial Incentive Bonus Plan.

(2)	Represents contributions, on the same basis as all eligible employees, to the Company’s Profit Sharing Plan, a defined contribution retirement plan.

Stock Options

The following table summarizes the number of stock options held by the named executive officers at June 30, 2003, all of which were currently exercisable. No options were granted during fiscal 2003 and none of the options held by such executive officers at year-end were “in the money.”

Name	Number of Shares Underlying Unexercised Options Held at Fiscal Year-End
Exercisable
David C. Treinen	10,000
Ronald L. Rudy	10,000
Mitchell K. Fogelman	7,500

Equity compensation Plan Information

The Company has two stock option plans, both of which have been approved by shareholders. As of June 30, 2003, the number of options outstanding and remaining available under the approved plans were as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)		Weighted average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	108,000	(1)	$28.54	389,700
Equity compensation plans not approved by shareholders	—		—	—

Total	108,000		$28.54	389,700

(1)	All outstanding options were granted under the Company’s 1991 Plan under which authority to grant additional options expired on August 15, 2001. Assuming that all of the options currently outstanding were to expire or be cancelled in the future without being exercised, the maximum number of shares available for future issuance under the Company’s 2001 Plan would be 497,700 shares.

STOCK PERFORMANCE GRAPH

The Stock Price Performance Graph below compares the cumulative total shareholder return on the Company’s Common Stock against the cumulative total return of the S&P 500 Index and the S&P Building Products Index.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

AMONG INTERNATIONAL ALUMINUM CORPORATION, S&P 500 INDEX AND S&P BUILDING PRODUCTS INDEX

Assumes $100.00 invested on June 30, 1998. Total return assumes reinvestment of dividends.

PROPOSAL 2—RATIFICATION OF INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP has audited the Company’s financial statements for over 20 years and the Audit Committee has appointed that firm to serve as independent accountants to conduct an audit of the Company’s consolidated financial statements for fiscal year 2004. Appointment of independent auditors under current governing regulations is entirely at the discretion of the Audit Committee. However, as a matter of good corporate practice, our Audit Committee has recommended that the Board of Directors submit the matter for ratification by shareholders. In the event shareholders fail to ratify the appointment of PricewaterhouseCoopers, the Audit Committee may retain that firm or another without resubmitting the matter to the Company’s shareholders.

Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and will be available to make a statement if they wish to do so and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended June 30, 2003 is available without charge to shareholders upon written request. Requests should be addressed to Mr. Mitchell K. Fogelman, Senior Vice President—Finance, International Aluminum Corporation, P. O. Box 6, Monterey Park, California 91754. The report may also be obtained by visiting the Company’s website at www.intlalum.com.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Any shareholder who intends to present a proposal at the Company’s 2004 Annual Meeting of Shareholders is advised that in order for such proposal to be included in the Board of Directors’ proxy material for such meeting, the proposal must be directed to the Secretary of the Company at its principal executive offices such that it is received no later than May 30, 2004, and the proposal must meet certain eligibility requirements of the Securities and Exchange Commission. The Company’s management proxies may exercise their discretionary voting authority, without any discussion of the proposal in the Company’s proxy materials, with respect to any proposal which is received by the Company after August 15, 2004.

OTHER MATTERS

The Company’s Annual Report to Shareholders, including financial statements, for the year ended June 30, 2003, accompanies this Proxy Statement.

The management of the Company does not know of any matter to be acted upon at the meeting other than the matters above described. If any other matter properly comes before the meeting, however, the proxy holders of the proxies will vote thereon in accordance with their best judgment.

The cost of soliciting proxies will be borne by the Company. The proxy soliciting material, in addition to being mailed directly to shareholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of stock, and the Company expects to reimburse such parties for their reasonable charges and expenses in connection therewith.

Although it is contemplated that proxies will be solicited principally through the use of the mail, the solicitation of proxies may be made by means of personal calls upon, or telephonic or other communications with, shareholders or their personal representatives by directors, officers and employees of the Company, who will not be specially compensated for such services.

By Order of the Board of Directors

David C. Treinen

President and Secretary

September 19, 2003

EXHIBIT A

INTERNATIONAL ALUMINUM CORPORATION

AUDIT COMMITTEE CHARTER

(Adopted Effective September 1, 2003)

Purpose:

The purpose of the Audit Committee (the “Committee”) of International Aluminum Corporation (the “Corporation”) shall be to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others as it relates to the Corporation’s internal financial systems, accounting systems, financial reporting, accounting practices and policies, internal and external audit functions, as well as the legal compliance and ethics programs established by management and the Board. The Committee shall also prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s Proxy Statement or Annual Report on Form 10-K.

Committee Composition and Term of Office:

The Committee shall be composed of members of the Board and shall consist of at least three (3) current directors appointed annually by the Board. The Board shall appoint one member of the Committee to serve as Committee Chair. The Board, at the Board’s discretion, may remove any member of the Committee.

Committee Members’ Independence and Expertise:

All members of the Committee shall be independent directors under the standard adopted by the New York Stock Exchange and shall satisfy the New York Stock Exchange’s more rigorous independence requirement for members of audit committees.

All members of the Committee shall have sufficient financial experience and ability to discharge their responsibilities and at least one Member shall be a financial expert.

Each Committee member shall possess an understanding of the Corporation’s business and products as well as knowledge of the Corporation’s risks and systems of control. In addition, each Committee member shall possess an appreciation and recognition of the Committee’s role in corporate governance, as well as integrity, dedication of time and energy, independent judgment, and the ability to offer insight, provide new perspective and make constructive suggestions.

Meetings:

The Committee shall meet at least quarterly in conjunction with the Board, and separately with management, with the Corporation’s financial personnel, and with the independent auditor. The Committee shall report to the Board after each Committee meeting. The Committee may, if it deems it appropriate, meet by telephone conference.

International Aluminum Corporation

Audit Committee Charter

Outside Advisors:

The Committee shall have authority to retain such outside counsel, experts and other advisors as the Committee may deem appropriate in its sole and absolute discretion. The Committee shall have sole authority to approve related fees and retention terms.

Authority and Responsibilities:

In furtherance of the purpose, the Committee shall have the following authority and responsibilities:

1.	Review with management and the independent auditor the Corporation’s annual audited financial statements, including (a) the Corporation’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, (b) significant issues and judgments regarding accounting and auditing principles and practices, and (c) the effect of regulatory and accounting initiatives on the Corporation’s financial statements. Recommend to the Board whether the financial statements should be included in the Corporation’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Corporation’s quarterly financial statements prior to the filing of Form 10-Q, including (a) the results of the auditor’s review and (b) the Corporation’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

3.	Review the Corporation’s financial reporting, accounting standards, accounting principles, significant changes in such standards or principles, and the application of such standards or principles. Review and discuss with management key accounting decisions which affect the Corporation’s financial statements, including alternatives to and the rationale for the decisions made.

4.	Discuss with management and the independent auditor, as appropriate, the Corporation’s risk assessment and risk management policies, including the Corporation’s major financial risk exposure(s) and any steps taken by management to monitor and mitigate such exposure(s).

5.	In its capacity as a committee of the Board, be directly responsible for the appointment, compensation and oversight of the work of the independent auditor for the purpose of preparing and issuing an audit report and related work. The Committee shall appoint, retain, fix the compensation of, evaluate, and terminate when appropriate, the independent auditor, which shall report directly to the Committee.

6.	Have the sole authority to approve all audit fees and the terms of engagement. The Committee must pre-approve any non-audit service(s) provided to the Corporation by the independent auditor.

7.	Review and discuss with the independent auditor, at least annually, all relationships between the independent auditor and the Corporation in order to assess auditor independence.

8.	Obtain and review, at least annually, a report by the independent auditor describing (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review, and (c) any issues raised by any inquiry or investigation by governmental or professional authorities, including any of the above which occurred within the preceding five years respecting one or more independent audits carried out by the independent auditor and any steps taken to deal with any such issues.

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International Aluminum Corporation

Audit Committee Charter

Authority and Responsibilities (continued):

9.	Review with the independent auditor the results of the annual audit examination, any issues the auditor may have encountered in the course of its audit work and management’s response. This review shall include, among other things, any management letter issued, any restrictions on the scope of activities, any restrictions on access to required information, and any deviations from, or changes made in, the planned scope of the audit.

10.	Discuss with management and the independent auditor, as appropriate, the Corporation’s earnings press releases, financial information and earnings guidance provided to analysts and to rating agencies, if any.

11.	Review with management, the Chief Financial Officer and such others as the Committee deems appropriate, the adequacy and effectiveness of the Corporation’s internal controls, including any significant deficiencies or significant changes in such controls. Review the adequacy and effectiveness of the Corporation’s disclosure controls and procedures.

12.	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

13.	Review and investigate any matters pertaining to the integrity of Management, including conflicts of interest and/or adherence to standards of business conduct, as required by the policies of the Corporation. In connection with these reviews, the Committee shall meet, as it deems appropriate, with the Corporation’s outside counsel, officers and/or employees.

14.	Review with the Corporation’s outside counsel and independent auditor (a) legal matters that may have a material impact on the financial statements, (b) accounting or compliance policies and (c) any reports or inquiries received from regulators, governmental agencies or employees that raise material issues regarding the Corporation’s financial statements and accounting or compliance policies.

15.	Review, at least annually, the adequacy of this Charter, as well as any Committee policies and procedures, and recommend proposed changes to the Board.

16.	Disclose to the shareholders in the Corporation’s proxy statement or annual report that the Corporation has adopted an Audit Committee Charter and that the Committee has satisfied its responsibilities under the Charter.

17.	Set clear hiring policies for employees or former employees of the independent auditors.

18.	Periodically meet separately with management, the internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors.

19.	Review the performance of the Audit Committee annually.

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P R O X Y

INTERNATIONAL ALUMINUM CORPORATION

767 Monterey Pass Road

Monterey Park, CA 91754

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby revokes all previous proxies and constitutes and appoints Cornelius C. Vanderstar and David C. Treinen, and each or either of them, as proxies of the undersigned, each with the power to appoint his substitute, to represent and to vote as designated below, all the shares of common stock of International Aluminum Corporation held of record by the undersigned on September 10, 2003 at the Annual Meeting of Shareholders to be held on October 30, 2003 and at any postponement or adjournment thereof.

1. ELECTION OF DIRECTORS:	☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION:    To withhold authority to vote for any individual nominee mark the box next to the nominee’s name below).

☐  C. Vanderstar        ☐  D. Treinen        ☐  J. Cunningham        ☐  J. McIntyre        ☐  R. Rudy        ☐  D. Antonini        ☐  A. Dean

2.	PROPOSAL TO RATIFY SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE CORPORATION:

☐  FOR                ☐  AGAINST                    ☐  ABSTAIN

3.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

Dated:                                 , 2003

Signature

Signature (if held jointly)

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.